Supplement dated April 6, 2020
to the Prospectuses, each as supplemented, of each of the following Funds:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Disciplined Core Fund	5/1/2019
Columbia Variable Portfolio - Core Equity Fund	5/1/2019
Brian Condon, CFA, CAIA, a co-manager of the Funds, has announced that he plans to retire from Columbia Management Investment Advisers, LLC, the Funds' investment manager, on May 31, 2020. Until then, Mr. Condon will continue to serve as a Co-Portfolio Manager of the Funds with Peter Albanese and Raghavendran Sivaraman, Ph.D., CFA.
Shareholders should retain this Supplement for future reference.
S-6466-340 A (4/20)